SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549

                                FORM 8-K


                             CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934
                     Date of Report:  August 5, 1997



                             MEDIMMUNE, INC.
         (Exact name of registrant as specified in its charter)



                    Commission File Number:  0-19131




          Delaware                                    52-1555759
     (State of Incorporation)                     (I.R.S. Employer
                                                  Identification No.)



     35 West Watkins Mill Road, Gaithersburg, MD        20878
     (Address of principal executive offices)              (Zip Code)


          Registrant's telephone number, including area code (301) 417-
          0770


              No Exhibits are being filed with this report


CytoGam and RespiGam are registered trademarks of the Company.


                             MEDIMMUNE, INC.
                       Current Report on Form 8-K


ITEM 5.  OTHER EVENTS

MedImmune, Inc. reported the information contained in the following Letter to Shareholders dated July 25, 1997:

July 25, 1997

Dear Shareholder:

      On July 10, 1997 the Board of Directors announced the adoption of a Stockholder Rights Plan (the "Rights Plan") and declared a dividend of one Right on each outstanding share of MedImmune Common Stock. The Rights were issued on July 21, 1997 to stockholders of record on that date. This letter describes the Rights Plan and explains our reasons for adopting it.
      The Rights Plan was adopted to protect your interests in the event the Company is confronted with coercive or unfair takeover tactics. The Rights Plan contains provisions to safeguard you in the event of an unsolicited offer to acquire the Company, whether through a gradual accumulation of shares in the open market, a partial or two-tiered tender offer that does not treat all stockholders equally, the acquisition in the open market or otherwise of shares constituting control without offering fair value to all stockholders, or other abusive takeover tactics which the Board believes are not in the best interests of the Company's stockholders. These tactics unfairly pressure stockholders, squeeze them out of their investment without giving them any real choice, and deprive them of the full value of their stock.
     More than 1,500 corporations have rights plans similar to the one we have adopted. We consider the Rights Plan to be the best available means of protecting your right to retain your equity investment in the Company and the full value of that investment, while not foreclosing a fair acquisition bid for the Company.
      The  Rights  Plan  is not intended to prevent  a  takeover  of  the
Company. The declaration of the rights dividend should not affect any prospective offeror willing to make an offer at a full and fair price or to negotiate with the Board of Directors and certainly will not interfere with a merger or other business combination transaction approved by your Board of Directors.
      Issuance of the Rights does not in any way weaken the financial strength of the Company or interfere with its business plan. The issuance of the Rights has no dilutive effect, will not affect reported operating results, is not taxable to the Company or to you, and will not change the way in which you can currently trade the Company's shares. As explained in the attached summary, the Rights will only be exercisable if and when an event occurs which triggers their effectiveness. They will then operate to protect you against being deprived of your right to share in the full measure of the Company's long-term potential.
      A summary of the terms of the Rights Plan is attached. The summary is not complete and is qualified in its entirety by the Rights Agreement relating thereto, a copy of which can be obtained free of charge from MedImmune, Inc., 35 West Watkins Mill Road, Gaithersburg, Maryland 20878,
Attention:  Corporate Secretary.
      In adopting the Rights Plan, the Board has expressed its confidence in MedImmune's future and the Board's determination that the stockholders be given every opportunity to fully participate in that future.

                    On Behalf of the Board of Directors,


                    Wayne T. Hockmeyer, Ph.D.
                    Chairman and Chief Executive Officer
                            SUMMARY OF TERMS

                                   OF

                 MEDIMMUNE, INC. STOCKHOLDER RIGHTS PLAN

THE FOLLOWING SUMMARY IS NOT COMPLETE AND IS QUALFIED IN ITS ENTIRETY BY THE RIGHTS AGREEMENT, COPIES OF WHICH CAN BE OBTAINED FROM MEDIMMUNE, INC.


Distribution and   The Board declared a dividend of one
Transfer of        Right for each share of Common Stock
Rights; Rights     outstanding.  Prior to the Distribution
Certificates:      Date referred to below, the Rights are
                   evidenced by and trade with the Common
                   Stock and are not exercisable.  After
                   the Distribution Date, the Company will
                   mail Rights Certificates to
                   stockholders, together with instructions regarding exercise of the Rights and other appropriate information, and the
                   Rights will become transferable apart
                   from the Common Stock.

Distribution Date: Rights separate from the Common Stock
                   and become exercisable following the
                   earlier of (i) the date of the Flip-in
                   Trigger referred to below or (ii) the
                   tenth business day (or such later date
                   as the Board may decide) after any
                   person (a broadly defined term)
                   commences a tender or exchange offer
                   that would result in such person
                   acquiring beneficial ownership (also a
                   broadly defined term) of a total of 20%
                   or more of the Company's capital stock
                   entitled to vote generally in the
                   election of directors ("Voting Stock").
                   Rights also become exercisable upon the
                   occurrence of the Flip-Over Trigger
                   referred to below.

"Flip-in" Trigger: If any person acquires beneficial
                   ownership of 20% or more of the
                   outstanding Voting Stock in a
                   transaction not approved by MedImmune's
                   Board (which, as in the cases referred
                   to below, would also require approval of MedImmune's Continuing Directors, as such term is defined in the Rights
                   Plan), then on that date (or such later
                   date as the Board may decide):

                         (i)    Rights owned by the person
                           acquiring beneficial ownership
                           of such stock or transferees
                           thereof will automatically be
                           void; and

                         (ii)   each other Right will
                           automatically become exercisable
                           as described below.

Exercise of        After the Flip-in Trigger, each Right
Rights:            entitles the holder to purchase, for the
                   Exercise Price, shares of Common Stock
                   of the Company having a market value of
                   twice the Exercise Price.

                   The Exercise Price is initially set at
                   $100.00.

Exchange Option:   If any person acquired beneficial
                   ownership of between 20% and 50% of the
                   outstanding Voting Stock, the Board may, in lieu of allowing Rights to be exercised, require each outstanding
                   Right to be exchanged for one share of
                   Common Stock.

"Flip-over"        If a person acquires 20% of the
Trigger:           outstanding Common Stock and the
                   Company, without the approval of
                   MedImmune's Board, then (i) engages in a merger or other business combination in which Common Stock is changed or exchanged, or (ii) sells or transfers
                   50% or more of its assets or earnings
                   power, each Right would thereafter
                   become a right to buy, for the Exercise
                   Price, that number of shares of common
                   stock of such other person having a
                   market value of twice the Exercise
                   Price.

Redemption:        The Rights may be redeemed by the Board,
                   at any time until ten days after a "Flip-in" trigger has occurred, at a Redemption Price of $0.01 per Right.

Power to Amend:    The Board may amend the Plan in any
                   respect as long as the Rights are
                   redeemable.  Thereafter, the Board may
                   amend the Plan in any respect not
                   materially adverse to Rights holders
                   generally.

Expiration:        The Rights will expire ten years from
                   the date of adoption of the Rights Plan.

Voting Rights:     Rights will not have any voting rights.

Antidilution       Rights will be subject to certain
Provisions:        customary antidilution provisions.

Taxes: The dividend of the Rights should not be a taxable event. Depending on the circumstances, the separation of the
                   Rights from the Common Stock may be a
                   taxable event. Redemption of the Rights will be a taxable event.




SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MEDIMMUNE, INC.
                              Registrant)


                          /s/
Date:  August 5, 1997         David M. Mott
                              President and Chief Operating Officer
                              (Principal financial and
                              accounting officer)